                                                                  EXHIBIT 99.12

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02              Summary Of Bank And Investment Accounts     Attachment 1
 3:37 PM                    Great Independence Ship Co.
Summary                        Case No: 01-10969 (EIK)                 UNAUDITED
Great Independence             For Month Of April, 2002
   Ship Co.


                                                 Balances
                                     --------------------------------      Receipts &        Bank
                                           Opening            Closing      Disbursements     Statements      Account
Account                              As Of 4/01/02      As Of 4/30/02      Included          Included        Reconciled
-------                              -------------      -------------      -------------     ----------      ----------
Independence Steamer                          0.00               0.00      No -              No -            No -
Bank of Hawaii                                                             Account           Account         Account
Account # - 0001-029126                                                    Closed            Closed          Closed

22-May-02                Receipts &  Disbursements                  Attachment 2
 3:38 PM                Great Independence Ship Co.
Summary                   Case No: 01-10969 (EIK)
Great Independence       For Month Of April, 2002
  Ship Co.
Attach 2


         No Receipts Or Disbursements - Account Closed

22-May-02           Concentration & Investment Account Statements   Attachment 3
 3:39 PM                  Great Independence Ship Co.
Summary                     Case No: 01-10969 (EIK)
Great Independence         For Month Of April, 2002
  Ship Co.
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:08
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: APR-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                     PTD-Actual
                                                     30-Apr-02
                                                  ---------------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                  ---------------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                         2,044.51
                                                  ---------------
Total Operating Expenses                                 2,044.51

                                                  ---------------
Gross Profit                                            (2,044.51)

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                  ---------------
Total SG&A Expenses                                          0.00

                                                  ---------------
EBITDA                                                  (2,044.51)

Depreciation                                                 0.00

                                                  ---------------
Operating Income                                        (2,044.51)

Other Expense/(Income)
Interest Income                                              0.00
Interest Expense                                         4,191.38
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                  ---------------
Total Other Expense/(Income)                             4,191.38

                                                  ---------------
Net Pretax Income/(Loss)                                (6,235.89)

Income Tax Expense                                           0.00

                                                  ---------------
Net Income/(Loss)                                       (6,235.89)
                                                  ===============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:09
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: APR-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                  YTD-Actual          YTD-Actual
                                                  30-Apr-02           22-Oct-01
                                               ---------------      ---------------
ASSETS

Cash and Equivalent                                       0.00            64,505.83

Restricted Cash                                           0.00                 0.00

Accounts Receivable                                       0.00           175,538.74

Inventories                                       1,144,821.19         1,148,206.76

Prepaid Expenses                                          0.00             2,954.26

Other Current Assets                                      0.00            16,615.13

                                               ---------------      ---------------
Total Current Assets                              1,144,821.19         1,407,820.72


Fixed Assets                                     97,928,924.04        97,928,924.04

Accumulated Depreciation                        (44,272,667.29)      (44,272,667.29)

                                               ---------------      ---------------
Net Fixed Assets                                 53,656,256.75        53,656,256.75


Net Goodwill                                              0.00                 0.00

Intercompany Due To/From                        (17,755,365.00)      (17,643,280.88)

Net Deferred Financing Fees                         683,193.84           709,459.82

Net Investment in Subsidiaries                            0.00                 0.00

                                               ---------------      ---------------
Total Other Assets                              (17,072,171.16)      (16,933,821.06)

                                               ---------------      ---------------
Total Assets                                     37,728,906.78        38,130,256.41
                                               ===============      ===============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:09
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: APR-02

currency USD
Company=54 (S.S. INDEPENDENCE)

                                                  YTD-Actual          YTD-Actual
                                                  30-Apr-02           22-Oct-01
                                               ---------------      ------------
LIABILITIES

Accounts Payable                                          0.00                 0.00

Accrued Liabilities                                       0.00            31,544.34

Deposits                                                  0.00                 0.00

                                               ---------------  -------------------
Total Current Liabilities                                 0.00            31,544.34


Long Term Debt                                            0.00                 0.00

Other Long Term Liabilities                       1,266,494.79         1,266,494.79

                                               ---------------  -------------------
Total Liabilities                                 1,266,494.79         1,298,039.13


Liabilities Subject to Compromise                32,349,773.96        32,372,521.16


OWNER'S EQUITY

Common Stock                                          1,000.00             1,000.00

Add'l Paid In Capital                            17,616,000.00        17,616,000.00

Current Net Income (Loss)                           (39,342.02)       (9,694,324.85)

Retained Earnings                               (13,465,019.95)       (3,462,979.03)

                                               ---------------  -------------------
Total Owner's Equity                              4,112,638.03         4,459,696.12

                                               ---------------  -------------------
Total Liabilities & Equity                       37,728,906.78        38,130,256.41
                                               ===============  ===================

Great Independence                  ATTACHMENT 6                  01-10969 (JCA)
  Ship, Co.          Summary List of Due To/Due From Accounts
                         For the Month Ended April 30, 2002

                                                                     BEGINNING                                      ENDING
AFFILIATE NAME                                 CASE NUMBER            BALANCE         DEBITS     CREDITS            BALANCE
--------------                                 -----------     ----------------      -------    --------      -----------------
American Classic Voyages Co.                   01-10954          (24,948,942.58)      168.00            -       (24,948,774.58)
AMCV Cruise Operations, Inc.                   01-10967          (36,654,424.42)      120.00     2,332.51       (36,656,636.93)
The Delta Queen Steamboat Co.                  01-10970               83,084.83            -            -            83,084.83
Great AQ Steamboat, L.L.C.                     01-10960                4,881.60            -            -             4,881.60
Great Ocean Cruise Line, L.L.C.                01-10959                2,195.09            -            -             2,195.09
Cruise America Travel, Incorporated            01-10966              (16,321.27)           -            -           (16,321.27)
Cape Cod Light, L.L.C.                         01-10962              (32,099.49)           -            -           (32,099.49)
Project America, Inc.                          N/A                    21,415.35            -            -            21,415.35
Oceanic Ship Co.                               N/A                 1,172,074.09            -            -         1,172,074.09
Project America Ship I, Inc.                   N/A                   277,329.74            -            -           277,329.74
Great Hawaiian Cruise Line, Inc.               01-10975           24,699,040.96            -            -        24,699,040.96
Great Hawaiian Properties Corporation          01-10971           28,898,393.97            -            -        28,898,393.97
American Hawaii Properties Corporation         01-10976              542,250.76            -            -           542,250.76
CAT II, Inc.                                   01-10968          (11,802,199.12)           -            -       (11,802,199.12)
                                                              -----------------------------------------------------------------
                                                                 (17,753,320.49)      288.00     2,332.51       (17,755,365.00)
                                                              =================================================================

                          Great Independence Ship Co.
                                 01-10969 (JCA)

                           Accounts Receivable Aging
                              As of April 30, 2002

                                  Attachment 7

                                 Not Applicable

                          Great Independence Ship Co.
                                 01-10969 (JCA)

                            Accounts Payable Detail
                              As of April 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT INDEPENDENCE SHIP CO.                  CASE NUMBER: 01-10969 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. On October 22, 2001, the Debtor ceased all operations, and the U.S. Maritime Administration took possession of the ss Independence, the Debtor's primary asset, in connection with the uncontested foreclosure of its marine lien on the vessel. In connection therewith, the Debtor ceased recording depreciation expense and ceased accruing for the next scheduled dry-dock.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

4. Food and beverage inventories for the ss Independence have been adjusted to reflect physical inventory counts on board the ship on October 20, 2001. All other inventory values are based on information contained in the computer systems. See Note 1.